As filed with the Securities and Exchange Commission on April 9, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  March 25, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                       0-28382                36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Downers Grove Market, Downers Grove, Illinois

On March 25, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Ogden and Williams Street in Downers Grove, Illinois known as "Downers Grove Market" from T-L Downers Grove Plaza, Inc., an unaffiliated third party, for approximately $17,679,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $169.27 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's Board.

Downers Grove Market was completed in 1998 and consists of a one-story, multi-tenant retail facilities aggregating 104,449 rentable square feet. As of February 28, 1998, Downers Grove Market was 78% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Downers Grove Market as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Downers Grove Market over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

One tenant leases more than 10% of the total square footage, Dominick's Finer Foods, a grocery store. This lease requires the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Dominick's Finer
  Foods            72,385       69.3%     $ 17.77       Current      11/30/17

For federal income tax purposes, the Company's depreciable basis in Downers Grove Market will be approximately $13,500,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Construction of Downers Grove Market was completed in 1998 and therefore, prior year's real estate taxes are not relevant.

On March 25, 1998, a total of 104,449 square feet was leased to fourteen tenants at Downers Grove Market. The Company will receive rental payments under a master lease agreement on any tenants not yet occupying their space.
The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Lighthouse           1,200      04/03     1/5 yr     $   25,200       $21.00
Sally Beauty         1,600      05/03        -           26,400        16.50
Hallmark             5,175      02/03        -           62,100        12.00
Luxury Nails         1,200      03/03        -           19,875        16.56
Sport A Tan          4,000      04/05        -           68,000        17.00
Wolf Camera          2,000      03/03        -           38,000        19.00
Oberweiss            2,600      03/08        -           48,100        18.50
Hollywood Video      6,979      03/08        -          153,538        22.00
Great Clips          1,050      03/03        -           22,050        21.00
One Hour Cleaners    1,400      03/03        -           29,400        21.00
TSR Wireless         1,410      04/03        -           30,315        21.50
Panda Express        1,992      05/03        -           41,832        21.00
Starbuck's           1,458      05/03        -           36,450        25.00
Dominick's Finer
  Foods             72,385      11/17        -        1,289,842        17.82

                                                             Average    Percent of    Percent of
                                                             Base Rent     Total      Annual Base
                        Approx. GLA  Annual Base   Total     Per Square Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual     Foot Under  Represented  Represented
 Ending       Leases      Leases     Expiring      Base      Expiring    by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1)    Leases       Leases        Leases
-----------  ---------  ----------- -----------  --------    ---------- ------------- -----------

   1998          -          -           -        $1,887,695      -          -             -

   1999          -          -           -         1,887,695      -          -             -

   2000          -          -           -         1,888,995      -          -             -

   2001          -          -           -         1,896,295      -          -             -

   2002          -          -           -         1,919,239      -          -             -

   2003         10        18,485    $352,588      1,920,539  $ 19.07      17.70%        18.36%

   2004          -          -           -         1,588,050      -          -             -

   2005          1         4,000      75,000      1,589,350    18.75       3.83          4.72

   2006          -          -           -         1,515,650      -          -             -

   2007          -          -           -         1,516,950      -          -             -

(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Downers Grove Market property, as of March 2, 1998, of $17,900,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


St. James Crossing, Clarendon Hills, Illinois

On March 31, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at Ogden Avenue and Route 83 in Clarendon Hills, Illinois known as "St. James Crossing" from H.P. St. James Partners, Ltd., an unaffiliated third party, for approximately $7,477,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $150.23 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's Board.

St. James Crossing was built in 1990 and consists of two one-story, multi-tenant retail facilities aggregating 49,769 rentable square feet. As of March 31, 1998, St. James Crossing was 91% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating St. James Crossing as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to St. James Crossing over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at St. James Crossing expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1997                        94%                      $16.41
               1996                       100                        14.89
               1995                        94                        13.73
               1994                        92                        13.19
               1993                        94                        13.87

Tenants leasing more than 10% of the total square footage include Nevada Bob's, a golf supply store and Cucina Roma, a restaurant. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Nevada Bob's         7,562       15%         $11.50     current     03/31/99
                                              12.00     04/01/99    03/31/01
                                              12.50     04/01/01    03/31/02

Cucina Roma          5,954       12%          17.94     current     09/30/98
                                              18.66     10/01/98    09/30/99
                                              20.18     10/01/99    09/30/01
   option 1                                   20.99     10/01/01    09/30/02
                                              21.83     10/01/02    09/30/03
                                              22.70     10/01/03    09/30/04
                                              23.61     10/01/04    09/30/05
                                              24.56     10/01/05    09/30/06


For federal income tax purposes, the Company's depreciable basis in St. James Crossing will be approximately $5,600,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $84,909.

On March 31, 1998, a total of 45,265 square feet was leased to twenty-one tenants at St. James Crossing. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Apple Valley         2,560      04/00     1/5 yr.     $ 47,928        $18.72
Morgan Perris        3,840      10/96     1/3 yr.       63,360         16.50
Alphagraphics        2,240      11/97     1/5 yr.       36,336         16.22
A Shade Better       1,600      02/00     1/5 yr.       27,156         16.97
Nevada Bob's         7,562      03/02     1/5 yr.       83,172         11.00
Geiger Jewelers      1,300      09/98        -          22,860         17.58
Countrywide          1,820      11/00     1/3 yr.       29,124         16.00
Neumann's Medical    1,300      05/98     1/3 yr.       22,500         17.31
Sushi House          1,330      12/00     1/5 yr.       20,796         15.64
Body Wrap and Beyond 1,040      10/00     1/3 yr.       19,236         18.50
Rainbow Cleaners     1,040      04/97     1/3 yr.       24,024         23.10
Great Ash            1,040      09/97        -          19,236         18.50
Compass Travel       1,040      01/01     1/2 yr.       17,160         16.50
Moondance Diner      3,353      07/99     1/7 yr.       61,188         18.25
Oak Brook Open MRI   1,769      03/02     2/2 yr.       28,308         16.00
Nabi Gallery           932      04/99     1/3 yr.       15,504         16.64
Cabinetry Gallery    1,293      02/99     1/3 yr.       30,588         23.66
Cucina Roma          5,954      09/01     1/5 yr.      102,732         17.25
Oreck Vacuum         1,102      11/02     1/5 yr.       17,628         16.00
K Burchett Commod.   1,560      11/00     1/3 yr.       28,080         18.00
Australian Sun Tan   1,590      04/03     1/5 yr.       28,440         18.00
Vacant               4,504

                                                            Average     Percent of    Percent of
                                                            Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total    Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual    Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base     Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases       Rent (1)  Leases        Leases        Leases
-----------  ---------  ----------- -----------  ---------  ----------  ------------- -----------

   1998          3         6,440     $109,406     $752,341    $16.99        12.94%       14.54%

   1999          3         5,578      109,453      664,218     19.62        11.21        16.48

   2000          8        11,990      232,559      575,961     19.40        24.10        40.38

   2001          2         6,994      138,352      356,565     19.78        14.05        38.80

   2002          4        12,673      190,968      222,504     15.07        25.46        85.83

   2003          1         1,590       32,627       32,627     20.52         3.19       100.00


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the St. James Crossing property, as of March 20, 1998, of not less than $7,500,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Chestnut Court, Darien, Illinois

On March 31, 1998, the Company acquired the entire fee simple interest in a Community Center located at Lemont Road and 75th Street in Darien, Illinois known as "Chestnut Court" from H.P. Chestnut Court L.P., an unaffiliated third party, for approximately $16,144,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $94.95 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Chestnut Court was built  in  1987  and  consists  of a one-story, multi-tenant retail facility and a single-tenant outlot building aggregating 170,027 rentable square feet. As of March 31, 1998, Chestnut Court was 85% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Chestnut Court as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company anticipates making approximately $450,000 in parking lot and roof repairs and improvements to Chestnut Court over the next few years. The Company received $116,000 in credits at closing toward the payment of these costs.

The table below sets forth certain information with respect to the occupancy rate at Chestnut Court expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1997                        65%                      $ 7.11
               1996                        63                         8.48
               1995                        84                         8.97
               1994                        91                        10.46
               1993                        96                        10.05

One tenant leases more than 10% of the total square footage, Steinmart, a discount apparel store. This lease requires the payment of base annual rent, payable monthly as follows:

                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Steinmart           36,266       21%      $ 6.25        current     09/30/03
                                            6.75       10/01/03     09/30/08
     option 1                               7.25       10/01/08     09/30/13
     option 2                               7.75       10/01/13     09/30/18
     option 3                               8.25       10/01/18     09/30/23
     option 4                               8.75       10/01/23     09/30/28

For federal income tax purposes, the Company's depreciable basis in Chestnut Court will be approximately $12,300,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $264,747.

On March 31, 1998, a total of 142,412 square feet was leased to twenty-one tenants at Chestnut Court. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Community Center.

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Loyola Medical
  Center            12,000      04/01     3/5 yr.     $126,000        $10.50
Steinmart           36,266      08/13     4/5 yr.      226,663          6.25
Cosmetic Center      6,039      11/98     2/5 yr.       81,828         13.55
Factory Card Outlet 10,000      10/98     1/5 yr.      129,996         13.00
Radio Shack          2,185      09/99     1/5 yr.       30,588         14.00
Blockbuster Video    6,100      06/02     1/5 yr.      128,100         21.00
Chiro-Med            1,410      05/01     2/3 yr.       22,620         16.04
Candy Blossoms       2,642     Monthly       -          33,024         12.50
Pro-Am Music         4,800      10/00     1/3 yr.       62,400         13.00
Just Ducky          14,136      01/03        -         148,993         10.54
Wilton Homewares     5,400      11/98     1/2 yr.       62,748         11.62
Irv's Menswear      15,679      10/99        -         148,951          9.50
J. Vincent Salon     2,921      07/01     1/5 yr.       41,700         14.28
China Buffet         4,007      10/07        -          50,088         12.50
Graham Crackers      1,218      07/99        -          16,440         13.50
Mueller Eye Care     1,480      04/99     1/3 yr.       20,724         14.00
Ace Cleaners         1,332      01/02     1/5 yr.       13,992         10.50
Lemont St. Cafe      3,360      10/99     2/5 yr.       53,712         15.99
Orthosport           6,415      09/99     1/3 yr.       79,284         12.36
Harry's              3,422      03/99        -          47,908         14.00
She's Boutique       1,600      02/01        -          19,200         12.00
Vacant              27,615

                                                            Average     Percent of    Percent of
                                                            Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total    Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual    Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base     Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases       Rent (1)  Leases        Leases        Leases
-----------  ---------  ----------- -----------  ---------  ----------  ------------- -----------

   1998          2        11,439    $ 146,952    $1,520,159 $  12.85        6.73%         9.67

   1999          6        30,399      342,957     1,384,361    11.28       17.88         24.77

   2000          2         8,160      123,110     1,061,963    15.09        4.80         11.59

   2001          4        17,931      216,772       946,639    12.09       10.55         22.90

   2002          2         7,432      144,284       739,867    19.41        4.37         19.50

   2003          2        24,136      314,826       595,583    13.04       14.20         52.86

   2004          -          -            -          304,901      -           -             -

   2005          -          -            -          304,901      -           -             -

   2006          -          -            -          304,901      -           -             -

   2007          1         4,007       61,908       306,704    15.45        2.36         20.19


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Chestnut Court property, as of March 23, 1998, of $16,500,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Item 5.  Other Items

The Company's Board has approved an increase in Distributions beginning June 1, 1998, from the current level of $.87 per Share to $.88 per Share.


Potential Property Acquisitions

Staples Office Supply Store, Freeport, Illinois

The Company anticipates purchasing the entire fee simple interest in a single-user retail property located at Route 26 and North Powell Road in Freeport, Illinois, known as "Staples Office Supply" from an unaffiliated third party for a purchase price of approximately $2,694,235. The Company anticipates construction on Staples Office Supply to be completed by October 15, 1998. When completed, it is anticipated that the single-user retail property will aggregate 24,049 rentable square feet.

Bergen Plaza Shopping Center, Oakdale, Minnesota

The Company anticipates purchasing the entire fee simple interest in a Community Center located at I-694 and 10th Street North in Oakdale, Minnesota known as "Bergen Plaza" from an unaffiliated third party for a purchase price of approximately $17,247,680. Bergen Plaza is a multi-tenant shopping center complex consisting of five buildings aggregating 270,610 rentable square feet. Its major tenants are K-Mart, Northwest Fabrics, Fashion Bug, Big Top Liquors, and Blockbuster Video.

Berwyn Plaza Shopping Center, Berwyn, Illinois

The Company anticipates purchasing the entire fee simple interest in a Neighborhood Retail Center located in Berwyn, Illinois, known as "Berwyn Plaza" from an unaffiliated third party for a purchase price of approximately $1,830,000. Berwyn Plaza was built in 1983 and consists of a one-story, multi-tenant retail facility aggregating 32,900 rentable square feet. Its major tenant is Walgreens.

Wauconda Shopping Center, Wauconda, Illinois

The Company anticipates purchasing the entire fee simple interest in a Neighborhood Retail Center located at 620 West Liberty Street in Wauconda, Illinois known as "Wauconda Shopping Center" from an unaffiliated third party for a purchase price of approximately $2,525,000. Wauconda Shopping Center was built in 1988 and consists of a four-tenant shopping center aggregating 126,324 rentable square feet. Its major tenant is Sears, Roebuck & Co.

Western Howard Plaza Shopping Center, Chicago, Illinois

The Company anticipates purchasing the entire fee simple interest in a Neighborhood Retail Center located at 2341-57 W. Howard in Chicago, Illinois known as "Western Howard Plaza" from an unaffiliated third party for a purchase price of approximately $1,947,348. Western Howard Plaza was built in 1985 and consists of a one-story, multi-tenant retail facility aggregating 12,784 leasable square feet. Its major tenant is Super Gap.

Hollywood Video, Bridgeview, Illinois

The Company anticipates purchasing the entire fee simple interest in a single-user retail property located at the corner of 103rd Street and Harlem Avenue in Bridgeview, Illinois known as "Hollywood Video" from an unaffiliated third party for a purchase price of approximately $1,330,000. Hollywood Video was built in 1995 and consists of a one-story, single-tenant facility aggregating 8,000 leasable square feet. Its only tenant (leasing 100% of the leasable area) is Hollywood Video.

High Point Centre, Madison, Wisconsin

The Company anticipates purchasing the entire fee simple interest in a Neighborhood Retail Center located at 7475 Mineral Point Road in Madison, Wisconsin known as "High Point Centre" from an unaffiliated third party for a purchase price of approximately $10,354,000. High Point Centre was constructed in 1984 and consists of a one-story, multi-tenant retail facility aggregating 86,476 rentable square feet. Its major tenant is Pier 1 Imports.

Schaumburg Plaza Shopping Center, Schaumburg, Illinois

The Company anticipates purchasing the entire fee simple interest in a Neighborhood Retail Center located at 355 S. Barrington Road in Schaumburg, Illinois known as "Schaumburg Plaza Shopping Center" from an unaffiliated third party for a purchase price of approximately $6,986,000 and will assume the existing debt of approximately $3,972,000. Schaumburg Plaza Shopping Center was constructed in 1994 and consists of a one-story, multi-tenant retail facility aggregating 61,485 rentable square feet. Major tenants include Sears and Super Trak.

Inland Joliet Commons L.L.C.

The Company anticipates entering into a joint venture arrangement whereby the Company intends to contribute approximately $50,000 in cash to acquire a 1% equity interest in an Illinois limited liability company ("L.L.C."). The unaffiliated joint venture partner will contribute Joliet Commons Shopping Center located at U.S. 30 and Willow Road, Joliet, Illinois, to the L.L.C. The property will be valued at $19,800,000 and the L.L.C. will assume the existing debt of approximately $14,700,000.


Completing each of these transactions is subject to negotiation and execution of definitive agreements as well as receipt by the Company of acceptable environmental and appraisal reports. There can be no assurance that the Company will complete the transactions described above.

Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                     Page

Pro Forma Balance Sheet (unaudited) at December 31, 1997............ F- 1

Notes to Pro Forma Balance Sheet (unaudited) at December 31, 1997... F- 3

Pro Forma Statement of Operations (unaudited) of the Company for the year ended December 31, 1997.............................. F- 9

Notes to Pro Forma Statement of Operations (unaudited) for
  the year ended December 31, 1997.................................. F-11

Independent Auditors' Report........................................ F-25

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Woodfield Plaza........... F-26

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Woodfield Plaza.. F-27

Independent Auditors' Report........................................ F-29

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Shops at Coopers Grove.... F-30

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Shops at
  Coopers Grove..................................................... F-31

Independent Auditors' Report........................................ F-33

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Maple Plaza............... F-34

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Maple Plaza...... F-35

Independent Auditors' Report........................................ F-37

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of Lake Park Plaza........... F-38

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of Lake Park Plaza.. F-39

Independent Auditors' Report........................................ F-41

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1996 of St. James Crossing........ F-42

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1996 of
  St. James Crossing................................................ F-43

                         Index to Financial Statements
                                  (continued)


Independent Auditors' Report........................................ F-45

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Chestnut Court............ F-46

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Chestnut Court... F-47

Independent Auditors' Report........................................ F-49

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Bergen Plaza.............. F-50

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Bergen Plaza..... F-51

Independent Auditors' Report........................................ F-53

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Berwyn Plaza.............. F-54

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Berwyn Plaza..... F-55

Independent Auditors' Report........................................ F-57

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1997 of Wauconda Shopping Center.. F-58

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Wauconda
  Shopping Center................................................... F-59

Independent Auditors' Report........................................ F-61

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1997 of Mill Creek................ F-62

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses for the year ended December 31, 1997 of Mill Creek....... F-63

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     April 9, 1998

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                               December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Balance Sheet as though these transactions occurred December 31, 1997. No pro forma adjustments were made for the following properties which were completed in 1998; Oak Forest Commons, Downers Grove Market and Staples Office Supply Store. This unaudited Pro Forma Balance Sheet should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as files on Form 10-K.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                               December 31, 1997
                                  (unaudited)


                                                            December 31,
                               December 31,                    1997
                                   1997        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $270,645,355   110,188,281   380,833,635
Cash and cash equivalents.....   51,145,587          -       51,145,587
Restricted cash...............    2,073,799          -        2,073,799
Accounts and rents
  receivable..................    4,926,643     3,053,174     7,979,817
Other assets..................    4,798,747          -        4,798,747
                               ------------- ------------- -------------
Total assets.................. $333,590,131   113,241,454   446,831,585
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,193,874          -        1,193,874
Accrued real estate taxes.....    7,031,732     3,253,342    10,285,074
Distributions payable (C).....    1,777,113          -        1,777,113
Security deposits.............      754,359        90,335       844,694
Mortgages payable.............  106,589,710     9,500,000   116,089,710
Unearned income...............      495,535          -          495,535
Other liabilities.............      493,116          -          493,116
Due to Affiliates.............      377,825          -          337,825
                               ------------- ------------- -------------
Total liabilities.............  118,673,264    12,843,677   131,516,941
                               ------------- ------------- -------------
Common Stock (D)..............      249,470       116,742       366,212
Additional paid in capital
  (net of Offering costs) (D).  220,640,608   100,281,035   320,921,643
Accumulated distributions in
  excess of net income........   (5,973,211)         -       (5,973,211)
                               ------------- ------------- -------------
Total Stockholders' equity....  214,916,867   100,397,777   315,314,644
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $333,590,131   113,241,454   446,831,585
                               ============= ============= =============





              See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

(A) The December 31, 1997 Historical column represents the historical balance sheet as presented in the December 31, 1997 10-K as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on December 31, 1997. The terms are described in the notes that follow.


                                     Pro Forma Adjustments
                        ---------------------------------------------------
                                                     West
                         Woodfield     Coopers      Chicago        Maple
                           Plaza        Grove      Dominick's      Plaza
                        ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $19,200,000    5,800,000    6,300,000    3,165,000
Accounts and rents
  receivable...........     404,735      326,400         -          27,150
                        ------------ ------------ ------------ ------------
Total assets........... $19,604,735    6,126,400    6,300,000    3,192,150
                        ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................     404,735      340,000         -          46,800
Security deposits......        -           4,533         -          27,150
Mortgage payable.......        -            -            -            -
                        ------------ ------------ ------------ ------------
Total liabilities......     404,735      344,533         -          73,950
                        ------------ ------------ ------------ ------------
Common Stock...........      22,326        6,723        7,326        3,626
Additional paid in capital
  (net of Offering
  Costs)...............  19,177,674    5,775,144    6,292,674    3,114,574
                        ------------ ------------ ------------ ------------
Total Stockholders'
  equity...............  19,200,000    5,781,867    6,300,000    3,118,200
                        ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.  19,604,735    6,126,400    6,300,000    3,192,150
                        ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

                                       Pro Forma Adjustments
                        ---------------------------------------------------

                         Lake Park     Homewood      Wisner        Mill
                           Plaza        Plaza        Plaza        Creek
                        ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties...........  12,275,000    1,936,300    1,885,300   11,295,000
Accounts and rents
  receivable...........     286,000      130,008       72,600      589,760
                        ------------ ------------ ------------ ------------
Total assets...........  12,561,000    2,066,308    1,957,900   11,884,760
                        ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................     298,580      130,008       72,600      608,000
Security deposits......       9,956         -           3,235       36,333
Mortgage payable.......        -            -            -       9,500,000
                        ------------ ------------ ------------ ------------
Total liabilities......     308,536      130,008       75,835   10,144,333
                        ------------ ------------ ------------ ------------
Common Stock...........      14,247        2,252        2,188        2,024
Additional paid in capital
  (net of Offering
  Costs)...............  12,238,217    1,934,048    1,879,877    1,738,403
                        ------------ ------------ ------------ ------------
Total Stockholders'
  equity...............  12,252,464    1,936,300    1,882,065    1,740,427
                        ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.  12,561,000    2,066,308    1,957,900   11,884,760
                        ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

                                      Pro Forma Adjustments
                        ---------------------------------------------------

                           Prairie    St. James     Chestnut     Bergen
                           Square     Crossing        Court       Plaza
                        ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties...........   3,101,000    7,477,000   16,144,000   17,247,680
Accounts and rents
  receivable...........      55,000       83,000      194,600      729,000
                        ------------ ------------ ------------ ------------
Total assets...........   3,156,000    7,560,000   16,338,600   17,976,680
                        ============ ============ ============ ============


Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................      58,650       88,305      299,390      751,353
Security deposits......       9,128         -            -            -
Mortgage payable.......        -            -            -            -
                        ------------ ------------ ------------ ------------
Total liabilities......      67,778       88,305      299,390      751,353
                        ------------ ------------ ------------ ------------
Common Stock...........       3,591        8,688       18,650       20,029
Additional paid in capital
  (net of Offering
  Costs)...............   3,084,631    7,463,007   16,020,560   17,205,298
                        ------------ ------------ ------------ ------------
Total Stockholders'
  equity...............   3,088,222    7,471,695   16,039,210   17,225,327
                        ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.   3,156,000    7,560,000   16,338,600   17,976,680
                        ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

                          Pro Forma Adjustments
                        -------------------------
                                                     Total
                           Berwyn                  Pro Forma
                           Plaza       Wauconda   Adjustments
                        ------------ ------------ ------------
Assets
------
Net investment in
  properties...........   1,837,000    2,525,000  110,188,280
Accounts and rents
  receivable...........     113,604       41,317    3,053,174
                        ------------ ------------ ------------
Total assets...........   1,950,604    2,566,317  113,241,454
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................     113,604       41,317    3,253,342
Security deposits......        -            -          90,335
Mortgage payable.......        -            -       9,500,000
                        ------------ ------------ ------------
Total liabilities......     113,604       41,317   12,843,677
                        ------------ ------------ ------------
Common Stock...........       2,136        2,936      116,742
Additional paid in capital
  (net of Offering
  Costs)...............   1,834,864    2,522,064  100,281,035
                        ------------ ------------ ------------
Total Stockholders'
  equity...............   1,837,000    2,525,000  100,397,777
                        ------------ ------------ ------------
Total liabilities and
  Stockholders' equity.   1,950,604    2,566,317  113,241,454
                        ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)

    Acquisitions of Property:

    On  January  2,  1998,  the   Company  acquired  Woodfield  Plaza  from  an
    unaffiliated third party for the purchase price of $19,200,000 on an all cash basis, funded from cash and cash equivalents.

    On January 9, 1998, the Company acquired Coopers Grove from an unaffiliated third party for the purchase price of $5,800,000 on an all cash basis, funded from cash and cash equivalents.

    On January 22, 1998, the Company acquired West Chicago Dominick's from an unaffiliated third party for the purchase price of approximately $6,300,000 on an all cash basis, funded from cash and cash equivalents.

    On January 30, 1998, the Company acquired Maple Plaza from an unaffiliated third party for the purchase price of $3,165,000 on an all cash basis, funded from cash and cash equivalents.

    On February  10,  1998,  the  Company  acquired  Lake  Park  Plaza  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $12,275,000 on an all cash basis, funded from cash and cash equivalents.

    On February 23, 1998, the Company acquired Homewood Plaza from an unaffiliated third party for the purchase price of approximately $1,936,300 on an all cash basis, funded from cash and cash equivalents.

    On  February  23,  1998,  the   Company   acquired  Wisner  Plaza  from  an
    unaffiliated third party for the purchase price of approximately $1,885,300 on an all cash basis, funded from cash and cash equivalents.

    On March 4, 1998, the Company acquired Mill Creek from an unaffiliated third party for the purchase price of $11,360,000. As part of the purchase, the Company assumed the existing debt of $9,500,000. The mortgage requires interest only payments at the rate of 8% per annum through September 1999. The balance of the purchase price was funded from cash and cash equivalents.

    On March 5, 1998, the Company acquired Oak Forest Commons from an unaffiliated third party for the purchase price of approximately $12,460,000 on an all cash basis, funded from cash and cash equivalents. Oak Forest Commons was constructed in 1998.

    On March 6, 1998, the Company acquired Prairie Square from an unaffiliated third party for the purchase price of $3,101,000 on an all cash basis, funded from cash and cash equivalents.

    On March 25,  1998,  the  Company  acquired  Downers  Grove  Market from an unaffiliated third party for the purchase price of approximately $17,679,000 on an all cash basis, funded from cash and cash equivalents. Downers Grove Market was constructed in 1998.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1997
                                  (unaudited)


    On March 31, 1998, the Company acquired St. James Crossing from an unaffiliated third party for the purchase price of approximately $7,477,000 on an all cash basis, funded from cash and cash equivalents.

    On March 31, 1998, the Company acquired Chestnut Court from an unaffiliated third party for the purchase price of approximately $16,144,000 on an all cash basis, funded from cash and cash equivalents.

    Probable Acquisitions of Property:

    The Company anticipates acquiring Bergen Plaza from an unaffiliated third party for the purchase price of approximately $17,247,680 on an all cash basis, funded from cash and cash equivalents.

    The Company anticipates acquiring Berwyn Plaza from an unaffiliated third party for the purchase price of approximately $1,837,000 on an all cash basis, funded from cash and cash equivalents.

    The Company anticipates acquiring Wauconda from an unaffiliated third party for the purchase price of approximately $2,525,000 on an all cash basis, funded from cash and cash equivalents.

    The Company anticipates financing the construction of a Staples Office Supply Store to be constructed in 1998. The total price will be approximately $2,694,000 and will be funded from cash and cash equivalents.


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $116,742,000, net of additional Offering costs of $16,344,223 are reflected as received as of December 31, 1997, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Statement of Operations as though they occurred the earlier of January 1, 1997 or the date operations commenced. No pro forma adjustments have been made for Oak Forest Commons and Downers Grove Market as these centers were completed in 1998 and no significant operations existed for the year ended December 31, 1997. Construction has not begun on Staples Office Supply Store and therefore, there were no operations for the year ended December 31, 1997. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                 (unaudited)


                                    Pro Forma Adjustments
                                 ---------------------------

                       1997          1997           1998
                    Historical   Acquisitions  Acquisitions      1997
                       (A)            (B)           (C)       Pro Forma
                   ------------  ------------  ------------  ------------

Rental income..... $21,112,365     9,903,951    10,840,529    41,856,845
Additional rental
  income..........   6,592,983     3,622,583     4,437,622    14,653,188
Interest
  income(D).......   1,615,520          -             -        1,615,520
Other income......     100,717          -             -          100,717
                   ------------  ------------  ------------  ------------
  Total income....  29,421,585    13,526,534    15,278,151    58,226,270
                   ------------  ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     482,954          -             -          482,954
Advisor asset
  management fee.(G)   843,000     1,832,719     1,102,523     3,778,242
Property operating
  expenses........   8,863,024     4,476,786     5,337,410    18,677,220
Interest expense..   5,654,564     1,338,640       760,000     7,753,204
Depreciation (E)..   4,556,445     2,371,640     2,747,050     9,675,135
Amortization......     124,884          -             -          124,884
Acquisition costs
  expensed........     249,493          -             -          249,493
                   ------------  ------------  ------------  ------------
Total expenses....  20,774,364    10,019,785     9,946,983    40,741,132
                   ------------  ------------  ------------  ------------
  Net income...... $ 8,647,221     3,506,749     5,331,168    17,485,138
                   ============  ============  ============  ============

Weighted average
  common stock shares
  outstanding (F).  15,225,983                                26,900,183
                   ============                              ============

Net income per weighted
  average common stock
  outstanding (F). $       .57                                       .65
                   ============                              ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1997, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1997 are as though the 1997 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced (May 13, 1997 for the Glendale Heights Dominick's). All properties were purchased on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

    Fashion Square

    As part of the acquisition of Fashion Square, the Company assumed the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income.....     39,736      82,740      14,159      98,780     341,053      356,037     130,663       36,768
Additional rental
  income..........      8,168      26,594       5,714      39,507     189,843      138,412     146,565        8,091
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     530,896      494,449     277,228       44,859
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating
  expenses........     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss).     37,865      79,279      13,521      94,335     325,707      332,729     124,783       35,113
                   =========== =========== =========== =========== =========== ============ ===========  ===========

                                            Highland                                          Glendale
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest     Heights
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza      Dominicks  Party City
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income.....    269,510     182,563     405,156     358,182   1,923,392      311,714      303,692     166,666
Additional rental
  income..........       -         67,441        -        157,773     588,600      128,728         -         33,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    269,510     250,004     405,156     515,955   2,511,992      440,442      303,692     199,666
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss).    264,120     171,640     397,053     349,879   1,779,482      286,415      296,099     160,666
                   =========== =========== =========== =========== =========== ============ ============ ===========

                                                                       F-38


                                     F-13


                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                     Roselle                 Wilson     Terramere    Iroquois     Fashion    Naper West
                      Eagle    Countryside    Plaza       Plaza       Center       Square       Plaza
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income.....    307,980     256,000     136,100     419,563   1,376,053     808,935     1,578,508
Additional rental
  income..........     77,500        -         50,500     376,745     446,667     543,963       588,773
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......    385,480     256,000     186,600     793,309   1,822,720   1,352,897     2,167,281
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -           -             -
Property operating
  expenses........    100,000      87,000      61,100     406,416     551,333     741,680       718,696
Interest expense..       -           -           -           -           -           -             -
Depreciation......       -           -           -           -           -           -             -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    100,000      87,000      61,100     406,416     551,333     741,680       718,696
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss).    285,480     169,000     125,500     389,892   1,271,387     611,217     1,448,585
                   =========== =========== =========== =========== =========== ============ ============
                                  Total
                                  1997
                    Pro Forma  Acquisitions
                   Adjustments  Pro Forma
                   ----------- -------------
Rental income.....       -       9,903,951
Additional rental
  income..........       -       3,622,583
                   ----------- ------------
Total income......       -      13,526,534
                   ----------- ------------
Advisor asset
  management fee..  1,832,719    1,832,719
Property operating
  expenses........       -       4,476,786
Interest expense..  1,338,640    1,338,640
Depreciation......  2,371,640    2,371,640
                   ----------- ------------
Total expenses....  5,542,999   10,019,785
                   ----------- ------------
Net income (loss). (5,542,999)   3,506,749
                   =========== ============

                                                                       F-39

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

(C) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.



                                              West
                    Woodfield    Coopers     Chicago      Maple
                      Plaza       Grove     Dominick's    Plaza
                   ----------- ----------- ----------- -----------
Rental income.....   2,235,315    577,096     628,320     369,317
Additional rental
  income..........     755,071    401,492        -        129,431
                   ----------- ----------- ----------- -----------
Total income......   2,990,386    978,588     628,320     498,748
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     192,000     58,000      63,000      31,650
Property operating
  expenses........     873,792    444,031      18,850     133,667
Interest expense..        -          -           -           -
Depreciation......     483,000    146,600     157,500      83,400
                   ----------- ----------- ----------- -----------
Total expenses....   1,548,792    648,631     239,350     248,717
                   ----------- ----------- ----------- -----------
Net income (loss).   1,441,594    329,957     388,970     250,031
                   =========== =========== =========== ===========


                    Lake Park    Homewood     Wisner       Mill
                      Plaza        Plaza      Plaza       Creek
                   ----------- ----------- ----------- -----------
Rental income.....  1,216,080     220,375     206,312   1,085,374
Additional rental
  income..........    472,163     132,016      59,636     725,135
                   ----------- ----------- ----------- -----------
Total income......  1,688,243     332,391     265,948   1,810,509
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..    122,750      19,363      18,853     113,600
Property operating
  expenses........    467,427     166,951     101,312     823,792
Interest expense..       -           -           -        760,000
Depreciation......    293,000      46,500      45,900     272,500
                   ----------- ----------- ----------- -----------
Total expenses....    883,177     232,814     166,065   1,969,892
                   ----------- ----------- ----------- -----------
Net income (loss).    805,066      99,577      99,883    (159,383)
                   =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)



                    Prairie     St. James   Chestnut      Bergen
                    Square       Crossing     Court       Plaza
                   ----------- ----------- ----------- -----------

Rental income.....    315,796     720,615   1,197,317   1,681,564
Additional rental
  income..........     87,777     183,197     306,682     980,649
                   ----------- ----------- ----------- -----------
Total income......    403,573     903,812   1,503,999   2,662,213
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     31,000      74,770     161,440     172,477
Property operating
  expenses........    130,448     257,225     593,967   1,105,206
Interest expense..       -           -           -           -
Depreciation......     87,800     187,000     403,600     431,200
                   ----------- ----------- ----------- -----------
Total expenses....    249,248     518,995   1,159,007   1,708,883
                   ----------- ----------- ----------- -----------
Net income (loss).    154,325     384,817     344,992     953,330
                   =========== =========== =========== ===========

                                            Total 1998
                     Berwyn                Acquisitions
                      Plaza     Wauconda     Pro Forma
                   ----------- ----------- ------------
Rental income.....    176,345     230,703   10,840,529
Additional rental
  income..........    131,460      72,913    4,437,622
                   ----------- ----------- ------------
Total income......    307,805     303,616   15,278,151
                   ----------- ----------- ------------
Advisor asset
  management fee..     18,370      25,250    1,102,523
Property operating
  expenses........    147,830      72,912    5,337,410
Interest expense..       -           -         760,000
Depreciation......     45,925      63,125    2,747,050
                   ----------- ----------- ------------
Total expenses....    212,125     161,287    9,946,983
                   ----------- ----------- ------------
Net income (loss).     95,680     142,329    5,331,168
                   =========== =========== ============

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodfield Plaza, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $2,235,315        -      2,235,315
    Additional rental income..    755,071        -        755,071
                               ----------- ----------- -----------
    Total income..............  2,990,386        -      2,990,386
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        192,000     192,000
    Property operating
      expenses................    801,632      72,160     873,792
    Depreciation..............       -        483,000     483,000
                               ----------- ----------- -----------
    Total expenses............    801,632     747,160   1,548,792
                               ----------- ----------- -----------
    Net income (loss)......... $2,188,754    (747,160)  1,441,594
                               =========== =========== ===========



    Acquisition of Coopers Grove, Country Club Hills, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Coopers Grove
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  577,096        -        577,096
    Additional rental income..    401,492        -        401,492
                               ----------- ----------- -----------
    Total income..............    978,588        -        978,588
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         58,000      58,000
    Property operating
      expenses................    428,031      16,000     444,031
    Depreciation..............       -        146,600     146,600
                               ----------- ----------- -----------
    Total expenses............    428,031     220,600     648,631
                               ----------- ----------- -----------
    Net income (loss)......... $  550,557    (220,600)    329,957
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of West Chicago Dominick's, West Chicago, Illinois

    This pro forma adjustment reflects the purchase of West Chicago Dominick's as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        West Chicago Dominick's
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  628,320         -        628,320
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    628,320        -         628,320
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          63,000      63,000
    Property operating
      expenses................       -          18,850      18,850
    Depreciation..............       -         157,500     157,500
                               -----------  ----------- -----------
    Total expenses............       -         239,350     239,350
                               -----------  ----------- -----------
    Net income (loss)......... $  628,320     (239,350)    388,970
                               ===========  =========== ===========



    Acquisition of Maple Plaza, Downers Grove, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Maple Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  369,317         -        369,317
    Additional rental income..    129,431         -        129,431
                               -----------  ----------- -----------
    Total income..............    498,748         -        498,748
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,650      31,650
    Property operating
      expenses................    133,667         -        133,667
    Depreciation..............       -          83,400      83,400
                               -----------  ----------- -----------
    Total expenses............    133,667      115,050     248,717
                               -----------  ----------- -----------
    Net income (loss)......... $  365,081     (115,050)    250,031
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of Lake Park Plaza, Michigan City, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Park Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,216,080         -      1,216,080
    Additional rental income..    472,163         -        472,163
                               -----------  ----------- -----------
    Total income..............  1,688,243         -      1,688,243
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         122,750     122,750
    Property operating
      expenses................    467,427         -        467,427
    Depreciation..............       -         293,000     293,000
                               -----------  ----------- -----------
    Total expenses............    467,427      415,750     883,177
                               -----------  ----------- -----------
    Net income (loss)......... $1,220,816     (415,750)    805,066
                               ===========  =========== ===========



    Acquisition of Homewood Plaza, Homewood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Homewood Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  200,375         -        200,375
    Additional rental income..    132,016         -        132,016
                               -----------  ----------- -----------
    Total income..............    333,391         -        333,391
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,363      19,363
    Property operating
      expenses................    166,951         -        166,951
    Depreciation..............       -          46,500      46,500
                               -----------  ----------- -----------
    Total expenses............    166,951       65,863     232,814
                               -----------  ----------- -----------
    Net income (loss)......... $  165,440      (65,863)     99,577
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Wisner Plaza, Chicago, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                           Wisner Plaza
                               -----------------------------------
                               Year ended
                               December 31,  Pro Forma
                                 1997       Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  206,312         -        206,312
    Additional rental income..     59,636         -         59,636
                               -----------  ----------- -----------
    Total income..............    265,948         -        265,948
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,853      18,853
    Property operating
      expenses................    101,312         -        101,312
    Depreciation..............       -          45,900      45,900
                               -----------  ----------- -----------
    Total expenses............    101,312       64,753     166,065
                               -----------  ----------- -----------
    Net income (loss)......... $  164,636      (64,753)     99,883
                               ===========  =========== ===========



    Acquisition of Mill Creek, Palos Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Mill Creek
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,085,374         -      1,085,374
    Additional rental income..    725,135         -        725,135
                               -----------  ----------- -----------
    Total income..............  1,810,509         -      1,810,509
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         113,600     113,600
    Property operating
      expenses................    778,792       45,000     823,792
    Interest expense..........       -         760,000     760,000
    Depreciation..............       -         272,500     272,500
                               -----------  ----------- -----------
    Total expenses............    778,792    1,191,100   1,969,892
                               -----------  ----------- -----------
    Net income (loss)......... $1,031,537   (1,191,100)   (159,383)
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Prairie Square, Sun Prairie, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Prairie Square
                               -----------------------------------
                               Year Ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  315,796         -        315,796
    Additional rental income..     87,777         -         87,777
                               -----------  ----------- -----------
    Total income..............    403,573         -        403,573
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,000      31,000
    Property operating
      expenses................    130,448         -        130,448
    Depreciation..............       -          87,800      87,800
                               -----------  ----------- -----------
    Total expenses............    130,448      118,800     249,248
                               -----------  ----------- -----------
    Net income (loss)......... $  273,125     (118,800)    154,325
                               ===========  =========== ===========




    Acquisition of St. James Crossing, Westmont, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          St. James Crossing
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  720,615         -        720,615
    Additional rental income..    183,197         -        183,197
                               -----------  ----------- -----------
    Total income..............    903,812         -        903,812
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          74,770      74,770
    Property operating
      expenses................    257,225         -        257,225
    Depreciation..............       -         187,000     187,000
                               -----------  ----------- -----------
    Total expenses............    257,225      261,770     518,995
                               -----------  ----------- -----------
    Net income (loss)......... $  646,587     (261,770)    384,817
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Chestnut Court, Darien, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Chestnut Court
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,197,317         -      1,197,317
    Lease termination income..    765,504     (765,504)       -
    Additional rental income..    306,682         -        306,682
                               -----------  ----------- -----------
    Total income..............  2,269,503     (765,504)  1,503,999
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         161,440     161,440
    Property operating
      expenses................    593,967         -        593,967
    Depreciation..............       -         403,600     403,600
                               -----------  ----------- -----------
    Total expenses............    593,967      565,040   1,159,007
                               -----------  ----------- -----------
    Net income (loss)......... $1,675,536   (1,330,544)    344,992
                               ===========  =========== ===========




    Probable Acquisition of Bergen Plaza, Oakdale, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Bergen Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,681,564         -      1,681,564
    Additional rental income..    980,649         -        980,649
                               -----------  ----------- -----------
    Total income..............  2,662,213         -      2,662,213
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         172,477     172,477
    Property operating
      expenses................  1,105,206         -      1,105,206
    Depreciation..............       -         431,200     431,200
                               -----------  ----------- -----------
    Total expenses............  1,105,206      603,677   1,708,883
                               -----------  ----------- -----------
    Net income (loss)......... $1,557,007     (603,677)    953,330
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Probable Acquisition of Berwyn Plaza, Berwyn, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Berwyn Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  176,345         -        176,345
    Additional rental income..    131,460         -        131,460
                               -----------  ----------- -----------
    Total income..............    307,805         -        307,805
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,370      18,730
    Property operating
      expenses................    135,830       12,000     147,830
    Depreciation..............       -          45,925      45,925
                               -----------  ----------- -----------
    Total expenses............    135,830       76,295     212,125
                               -----------  ----------- -----------
    Net income (loss)......... $  171,975      (76,295)     95,680
                               ===========  =========== ===========




    Probable Acquisition of Wauconda, Wauconda, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Wauconda
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  230,703         -        230,703
    Additional rental income..     72,913         -         72,913
                               -----------  ----------- -----------
    Total income..............    303,616         -        303,616
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          25,250      25,250
    Property operating
      expenses................     72,912         -         72,912
    Depreciation..............       -          63,125      63,125
                               -----------  ----------- -----------
    Total expenses............     72,912       88,375     161,287
                               -----------  ----------- -----------
    Net income (loss)......... $  230,704      (88,375)    142,329
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(G) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Woodfield Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Woodfield Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Woodfield Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
January 14, 1998

                        Woodfield Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $2,235,315
  Operating expense and real estate
    tax recoveries................................    746,038
  Other income....................................      9,033
                                                   -----------
  Total Gross Income..............................  2,990,386
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    507,949
  Operating expenses..............................    197,974
  Management Fees.................................     62,400
  Insurance.......................................     20,614
  Utilities.......................................     12,695
                                                   -----------
  Total direct operating expenses.................    801,632
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $2,188,754
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Woodfield Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Woodfield Plaza Shopping Center (Woodfield Plaza) is located in Schaumburg, Illinois. It consists of approximately 177,418 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 47% of Woodfield Plaza is leased to one tenant representing approximately 34% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Woodfield Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Woodfield Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Woodfield Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Woodfield Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Woodfield Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $243,743 for the year ended December 31, 1997.

                        Woodfield Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 2,046,996
                                1999          1,985,440
                                2000          1,910,654
                                2001          1,875,192
                                2002          1,901,996
                              Thereafter     15,702,281
                                            -----------
                                            $25,442,559
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Woodfield Plaza. Costs such as mortgage interest, depreciation, amortization, estimated real estate taxes and professional fees are excluded from the Historical Summary.

    Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Woodfield Plaza is managed pursuant to the terms of a management agreement for a fixed annual fee of $62,400. Subsequent to the sale of Woodfield Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of The Shops at Coopers Grove for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of The Shops at Coopers Grove's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Shops at Coopers Grove for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
March 31, 1998

                          The Shops at Coopers Grove
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  577,096
  Operating expense and real estate
    tax recoveries................................    401,492
                                                   -----------
  Total Gross Income..............................    978,588
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    340,627
  Operating expenses..............................     47,290
  Utilities.......................................     15,959
  Insurance.......................................     24,155
                                                   -----------
  Total direct operating expenses.................    428,031
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  550,557
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                          The Shops at Coopers Grove
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    The Shops at Coopers Grove (Coopers Grove) is located in Country Club Hills, Illinois. It consists of approximately 72,500 square feet of gross leasable area and was approximately 96% leased and occupied at December 31, 1997. Approximately 77% of The Shops at Coopers Grove is leased to one tenant representing approximately 78% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of The Shops at Coopers Grove from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of The Shops at Coopers Grove's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of The Shops at Coopers Grove to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    The Shops at Coopers Grove leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which The Shops at Coopers Grove is reimbursed for common area, real estate, and insurance costs.
    Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $1,664 for the year ended December 31, 1997.

                          The Shops at Coopers Grove
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $  604,547
                                1999           608,933
                                2000           601,665
                                2001           571,556
                                2002           516,765
                                Thereafter   3,884,507
                                            -----------
                                            $6,787,973
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of The Shops at Coopers Grove. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Coopers Grove has not received its real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Maple Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Maple Plaza Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Maple Plaza Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
January 9, 1998

                          Maple Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  369,317
  Operating expense and real estate
    tax recoveries................................    129,431
                                                   -----------
  Total Gross Income..............................    498,748
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     64,387
  Real estate taxes...............................     47,796
  Utilities.......................................     17,385
  Insurance.......................................      4,099
                                                   -----------
  Total direct operating expenses.................    133,667
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  365,081
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                          Maple Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Maple Plaza Shopping Center(Maple Plaza) is located in Downers Grove, Illinois. It consists of approximately 31,298 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 19% of Maple Plaza Shopping Center is leased to one tenant representing approximately 19% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Maple Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Maple Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Maple Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Maple Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Maple Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $7,977 for the year ended December 31, 1997.

                          Maple Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $  277,452
                                1999           126,697
                                2000            48,285
                                Thereafter      73,750
                                            -----------
                                            $  526,184
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Maple Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Maple Plaza has not received its real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Maple Plaza is managed pursuant to the terms of a management agreement for an annual fee of 3.5% of gross revenues (as defined). rents. Subsequent to the sale of Maple Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Lake Park Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Lake Park Plaza Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake Park Plaza Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
February 6, 1998

                        Lake Park Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,216,080
  Operating expense and real estate
    tax recoveries................................    465,497
  Other income....................................      6,666
                                                   -----------
  Total Gross Income..............................  1,688,243
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    128,428
  Real estate taxes...............................    298,580
  Utilities.......................................     10,450
  Insurance.......................................     29,969
                                                   -----------
  Total direct operating expenses.................    467,427
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,220,816
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Lake Park Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Lake Park Plaza Shopping Center (Lake Park Plaza) is located in Michigan City, Indiana. It consists of approximately 229,639 square feet of gross leasable area and was 96% leased and occupied at December 31, 1997. Approximately 50% of Lake Park Plaza is leased to one tenant representing approximately 34% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Lake Park Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Lake Park Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Lake Park Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Lake Park Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Lake Park Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $5,991 for the year ended December 31, 1997.

                        Lake Park Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,236,345
                                1999          1,195,014
                                2000          1,167,037
                                2001          1,059,454
                                2002            992,596
                              Thereafter      6,887,666
                                            -----------
                                            $12,538,112
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Lake Park Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Lake Park Plaza has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills from 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of St. James Crossing Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of St. James Crossing Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of St. James Crossing Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
April 2, 1998

                      St. James Crossing Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $   720,615
  Operating expense and real estate
    tax recoveries................................     183,197
                                                   ------------
  Total Gross Income..............................     903,812
                                                   ------------
Direct operating expenses:
  Real estate taxes...............................      88,305
  Operating expenses..............................     109,502
  Management fees.................................      32,674
  Insurance.......................................       2,664
  Utilities.......................................      24,080
                                                   ------------
  Total direct operating expenses.................     257,225
                                                   ------------
Excess of gross income over
    direct operating expenses..................... $   646,587
                                                   ============



See accompanying notes to historical summary of gross income and direct operating expenses.

                      St. James Crossing Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    St. James Crossing Shopping Center (St. James Crossing) is located in Westmont, Illinois. It consists of approximately 52,000 square feet of gross leasable area and was 94% leased and occupied at December 31, 1997. Approximately 14% of St. James Crossing is leased to one tenant representing approximately 8% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of St. James Crossing from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of St. James Crossing's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of St. James Crossing to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    St. James Crossing leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which St. James Crossing is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $10,761 for the year ended December 31, 1997.

                      St. James Crossing Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   776,978
                                1999            691,776
                                2000            465,947
                                2001            277,221
                                2002             72,117
                                            -----------
                                            $ 2,284,038
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of St. James Crossing. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    St. James Crossing had not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    St. James Crossing is self-managed pursuant to the terms of a management agreement for an annual fee of 4% of cash basis revenues (as defined).
    Subsequent to the sale of St. James Crossing (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Chestnut Court Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Chestnut Court Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Chestnut Court Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
April 2, 1998

                        Chestnut Court Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $ 1,197,317
  Lease termination income........................     765,504
  Operating expense and real estate
    tax recoveries................................     306,682
                                                   ------------
  Total Gross Income..............................   2,269,503
                                                   ------------
Direct operating expenses:
  Real estate taxes...............................     299,390
  Operating expenses..............................     169,683
  Management fees.................................      86,608
  Utilities.......................................      30,337
  Insurance.......................................       7,949
                                                   ------------
  Total direct operating expenses.................     593,967
                                                   ------------
Excess of gross income over
    direct operating expenses..................... $ 1,675,536
                                                   ============



See accompanying notes to historical summary of gross income and direct operating expenses.

                        Chestnut Court Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Chestnut Court  Shopping  Center  (Chestnut  Court)  is  located in Darien,
    Illinois. It consists of approximately 168,000 square feet of gross leasable area and was 65% leased and occupied at December 31, 1997. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Chestnut Court from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Chestnut Court's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Chestnut Court to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Chestnut Court leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Chestnut Court is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Chestnut Court received approximately $765,500 of tenant termination income during the year ended December 31, 1997 related to an early lease termination.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $567 for the year ended December 31, 1997.

                        Chestnut Court Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,204,736
                                1999            906,089
                                2000            650,462
                                2001            428,346
                                2002            280,379
                              Thereafter        251,659
                                            -----------
                                            $ 3,721,671
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Chestnut Court. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Chestnut Court had not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Chestnut Court  is  self-managed  pursuant  to  the  terms  of a management agreement for an annual fee of 4% of rental revenues plus certain reimbursable expenses (as defined). Subsequent to the sale of Chestnut Court (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Bergen Plaza for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Bergen Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Bergen Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
March 9, 1998

                                 Bergen Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $ 1,681,564
  Operating expense and real estate
    tax recoveries................................     937,791
  Other income....................................      42,858
                                                   ------------
  Total Gross Income..............................   2,662,213
                                                   ------------
Direct operating expenses:
  Real estate taxes...............................     751,353
  Operating expenses..............................     156,683
  Management fees.................................     132,603
  Insurance.......................................      24,877
  Utilities.......................................      39,690
                                                   ------------
  Total direct operating expenses.................   1,105,206
                                                   ------------
Excess of gross income over
    direct operating expenses..................... $ 1,557,007
                                                   ============



See accompanying notes to historical summary of gross income and direct operating expenses.

                                 Bergen Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Bergen Plaza is located in Oakdale, Minnesota. It consists of approximately 271,000 square feet of gross leasable area and was 97% leased and occupied at December 31, 1997. Approximately 56% of Bergen Plaza is leased to two tenants representing approximately 40% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Bergen Plaza from an unaffiliated third party (seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Bergen Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Bergen Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Bergen Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Bergen Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $2,193 for the year ended December 31, 1997.

                                 Bergen Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,687,127
                                1999          1,552,153
                                2000          1,274,762
                                2001          1,220,201
                                2002          1,097,070
                              Thereafter      4,169,039
                                            -----------
                                            $11,000,352
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Bergen Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Bergen Plaza has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Bergen Plaza is managed pursuant to the terms of a management agreement with the Seller for an annual fee of 5% of revenues (as defined) and an administrative  fee  equal  to  5%  of  operating  expense  recoveries  (as defined). Subsequent to the sale of Bergen Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Berwyn Plaza Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Berwyn Plaza Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Berwyn Plaza Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
January 15, 1998

                         Berwyn Plaza Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  176,345
  Operating expense and real estate
    tax recoveries................................    131,460
                                                   -----------
  Total Gross Income..............................    307,805
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    113,604
  Operating expenses..............................     14,462
  Management fees.................................      1,830
  Insurance.......................................      5,934
                                                   -----------
  Total direct operating expenses.................    135,830
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  171,975
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                         Berwyn Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Berwyn Plaza Shopping Center (Berwyn Plaza) is located in Berwyn, Illinois. It consists of approximately 18,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 74% of Berwyn Plaza is leased to one tenant representing approximately 65% of the total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Berwyn Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Berwyn Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Berwyn Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Berwyn Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Berwyn Plaza is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $(8,905) for the year ended December 31, 1997.

                         Berwyn Plaza Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   182,400
                                1999            148,800
                                2000            123,375
                                2001            115,000
                                2002            115,000
                              Thereafter      2,367,083
                                            -----------
                                            $ 3,051,658
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Berwyn Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Berwyn Plaza has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Berwyn Plaza is managed pursuant to the terms of a management agreement for a fixed annual fee of 1% of gross revenues (as defined). Subsequent to the sale of Berwyn Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Wauconda Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Wauconda Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Wauconda Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
March 9, 1998

                           Wauconda Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  230,703
  Operating expense and real estate
    tax recoveries................................     72,913
                                                   -----------
  Total Gross Income..............................    303,616
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................     41,317
  Operating expenses..............................     15,823
  Management fees.................................     12,000
  Insurance.......................................      3,772
                                                   -----------
  Total direct operating expenses.................     72,912
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  230,704
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                           Wauconda Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Wauconda Shopping Center is located in Wauconda, Illinois. It consists of approximately 29,700 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 73% of Wauconda Shopping Center is leased to one tenant representing approximately 66% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Wauconda Shopping Center from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Wauconda Shopping Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Wauconda Shopping Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Wauconda Shopping Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Wauconda Shopping Center is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $5,356 for the year ended December 31, 1997.

                           Wauconda Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   223,307
                                1999            206,510
                                2000            201,508
                                2001            148,500
                                2002            156,600
                              Thereafter        587,250
                                            -----------
                                            $ 1,523,675
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Wauconda Shopping Center. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Wauconda Shopping Center has not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills from 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Wauconda Shopping Center is managed pursuant to the terms of a management agreement for an annual fee of 5% of base rents. Subsequent to the sale of Wauconda Shopping Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Mill Creek for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Mill Creek's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Mill Creek for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
March 2, 1998

                                  Mill Creek
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,085,374
  Operating expense and real estate
    tax recoveries................................    723,707
  Other income                                          1,428
                                                   -----------
  Total Gross Income..............................  1,810,509
                                                   ----------
Direct operating expenses:
  Operating expenses..............................     96,793
  Real estate taxes...............................    615,431
  Utilities.......................................     17,553
  Insurance.......................................     13,195
  Management Fees.................................     36,000
                                                   -----------
  Total direct operating expenses.................    778,792
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,031,537
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                  Mill Creek
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Mill Creek is located in Palos Park, Illinois. It consists of 102,428 square feet of gross leasable area and was 98% leased and occupied at December 31, 1997. Approximately 65% of Mill Creek is leased to one tenant representing approximately 56% of total revenues. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Mill Creek from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Mill Creek's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Mill Creek to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Mill Creek leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Mill Creek is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $21,505 for the year ended December 31, 1997.

                                  Mill Creek
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $1,121,833
                                1999         1,065,478
                                2000           853,824
                                2001           712,862
                                2002           710,586
                                Thereafter   3,917,515
                                            -----------
                                            $8,382,098
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Mill Creek. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Mill Creek has not received its real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Mill Creek is managed pursuant to the terms of a management agreement for $3,000 per month (for a total of $36,000 per year). Subsequent to the sale of Mill Creek (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.